UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2006
BMC SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16393	74-2126120
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2101 CITYWEST BLVD.
HOUSTON, TEXAS	77042-2827
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 918-8800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
SIGNATURE

ITEM 1.01. Entry into a Material Definitive Agreement.
On May 13, 2006, the Board of Directors (the “Board”) of BMC Software, Inc. (the “Company”) approved the Compensation Committee’s recommendations regarding executive compensation for the Company’s CEO and other named executive officers for fiscal 2007. The Compensation Committee set 2007 annual base salaries for Robert E. Beauchamp, Cosmo Santullo, Dan Barnea, Harold Goldberg and Steve Solcher at $950,000, $475,000, $375,000, $300,000 and $400,000, respectively. Messrs. Beauchamp, Santullo and Barnea were named executive officers in the Company’s 2005 proxy statement, and it is anticipated that Mr. Goldberg and Mr. Solcher will be named executive officers in the Company’s 2006 proxy statement. These amounts represent increases in base salary for Mr. Beauchamp and Mr. Santullo.
The Board also approved the annual incentive compensation plan pursuant to the Company’s Short-Term Incentive Performance Award Program, a copy of which has previously been filed by the Company and is incorporated herein by reference. The Compensation Committee established target annual incentives as a percentage of base salary for each of Messrs. Beauchamp, Santullo, Barnea, Goldberg and Solcher at 150%, 150%, 125%, 100% and 100%, respectively. The target amounts for Messrs. Beauchamp, Santullo and Barnea are unchanged from fiscal 2006. For fiscal 2007, the annual incentive compensation plan will be based on achieving certain earnings per share (“EPS”) targets. The targets have all been set and approved by the Compensation Committee and the Board. The actual bonus payments under such awards may be less than or greater than the target amounts depending on whether and the extent to which the goals upon which such bonuses are based are achieved. A portion of Mr. Barnea’s target bonus will be awarded based on the performance of one of the Company’s business units. In addition, the Compensation Committee and the Board have established a cash bonus pool for the Company’s executive officers of up to an aggregate of $500,000 from which the Company’s Chief Executive Officer, with the concurrence of the Chairman of the Compensation Committee, may award bonuses for individual performance.
The Compensation Committee also approved a three-year measurement period under the Company’s Long-Term Incentive Performance Award Program (“LTIP”), a copy of which has previously been filed by the Company and is incorporated herein by reference. Messrs. Beauchamp, Santullo, Barnea, Goldberg and Solcher are eligible to participate with target LTIP award amounts of $1,400,000, $500,000, $300,000, $200,000 and $300,000, respectively.
The Compensation Committee and Board also decided to award shares of performance based restricted stock to the Company’s named executive officers that will vest based on the Company achieving certain EPS goals in fiscal 2008 and 2009. These awards will be granted under the Company’s 1994 Employee Incentive Plan (as amended and restated effective as of August 25, 1997), as amended, which has been previously filed by the Company. The form of award agreement will be filed with the Securities and Exchange Commission prior to such awards being granted. Messrs. Beauchamp, Santullo, Barnea, Goldberg and Solcher will receive 125,000, 90,000, 70,000, 70,000 and 80,000 such shares, respectively.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 17, 2006

BMC SOFTWARE, INC.
By:	/s/ CHRISTOPHER C. CHAFFIN
Christopher C. Chaffin
Senior Legal Counsel and Assistant Secretary

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